UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2025

Femasys Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3950 Johns Creek Court, Suite 100
Suwanee, GA 30024
(770) 500-3910
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEMY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On August 25, 2025, Femasys Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with JonesTrading Institutional Services LLC and Laidlaw & Company (UK) Ltd. (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 10,434,586 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and pre-funded warrants (the “Pre-Funded Warrants”) to purchase 11,750,000 shares of Common Stock, together with accompanying common warrants (the “Common Warrants”) to purchase 22,184,586 shares of Common Stock. The combined public offering price for each share of Common Stock, together with the accompanying Common Warrant, is $0.36, except with respect to 87,363 shares of Common Stock and accompanying Common Warrants sold to certain of the Company’s officers, which are being sold at a price of $0.5151 per share of Common Stock and accompanying Common Warrant. The purchase price of each Pre-Funded Warrant and accompanying Common Warrant will be $0.3599, and the exercise price of each Pre-Funded Warrant will be $0.0001 per share. The Pre-Funded Warrants will be immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full. Each Common Warrant will be immediately exercisable, will expire five years from the date of issuance and will have an exercise price of $0.36, except for the Common Warrants sold to certain of the Company’s officers, which will have an exercise price of $0.5151.

The gross proceeds to the Company from the Offering are expected to be $8.0 million, before deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. All of the shares of Common Stock in the Offering are being sold by the Company.

The closing of the Offering is expected to occur on August 27, 2025, subject to customary closing conditions. The Company intends to use the net proceeds from the Offering for expansion of commercial efforts, development of its products and product candidate, general corporate purposes, capital expenditures, working capital and general and administrative expenses.

The Offering was made pursuant to the Company’s effective registration statement on Form S-1 (Registration No. 333-289722), as amended to date, which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 25, 2025, and the preliminary prospectus thereunder. A final prospectus related to the Offering was filed on August 26, 2025.

The Underwriting Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. Additionally, the Company has agreed to provide the Underwriters with customary indemnification rights under the Underwriting Agreement. In addition, the Company has agreed to issue to the Underwriters warrants to purchase 443,692 shares of Common Stock at an exercise price of $0.45 (the “Underwriter Warrants”). The Underwriter Warrants will be exercisable commencing six months after the closing of the Offering and will expire on August 27, 2030. The Underwriter Warrants will be issued in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing descriptions of the terms of the Underwriting Agreement, the Underwriter Warrants, the Pre-Funded Warrants and the Common Warrants do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, form of Underwriter Warrant, form of Pre-Funded Warrant, and form of Common Warrant, copies of which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the closing of the Offering, the gross proceeds the Company expects to receive from the Offering, and all other statements that are not statements of historical facts. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “pending,” “intend,” “believe,” “suggests,” “potential,” “hope,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent filings with the SEC. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 25, 2025, by and between Femasys Inc. and JonesTrading Institutional Services LLC and Laidlaw & Company (UK) Ltd., as representatives of the several underwriters
4.1	Form of Underwriter Warrant
4.2	Form of Pre-Funded Warrant
4.3	Form of Common Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2025	Femasys Inc.

	By:	/s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick
Title: Chief Executive Officer and President